SECURITIES AND EXCHANGE COMMISSION

             		     Washington, D.C.  20549



                       			    FORM 8-K



                        			 CURRENT REPORT
             	     Pursuant to Section 13 or 15(d) of the
                    		 Securities Exchange Act of 1934

              	Date of Report (Date of earliest event reported):

                        			  June 11, 1998

                  		     FINGERHUT MASTER TRUST
                  		   FINGERHUT RECEIVABLES, INC.
               	   (Originator of the Fingerhut Master Trust)
             (Exact name of registrant as specified in its charter)


    Delaware                 033-77780            41-1783128
(State of Incorporation)  (Commission File     (IRS Employer
                       			      Number)        Identification No.)



           4400 Baker Road, Suite F480, Minnetonka, Minnesota   55343
             	    (Address of principal executive offices)

			                           (612) 936-5035
             (Registrant's telephone number, including area code)







		                        FINGERHUT RECEIVABLES, INC.

		                        Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

        	   Ex.  20.a      Series  1998-1 May  Certificateholders'
                      			  Statement

	           Ex.  20.b      Series  1998-2 May  Certificateholders'
			                        Statement

                           			    SIGNATURE


	 Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 				     FINGERHUT RECEIVABLES, INC.



                                 				     By /s/James M. Wehmann
                                       					 James M. Wehmann
                                    			   		 President and Treasurer




Dated:  June 11, 1998